Exhibit 99.1

Virgin Galactic Announces Fourth Quarter and Full Year 2024 Financial Results and Provides Business Update
•First spaceflight with new Delta SpaceShip carrying research payloads planned for summer 2026
•Private astronaut spaceflights planned for fall 2026
•Assembly of first Delta SpaceShip begins in March 2025

ORANGE COUNTY, CALIFORNIA. – February 26, 2025 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the fourth quarter and full year ended December 31, 2024 and provided a business update.

CEO Michael Colglazier said, "We are excited to share that our first spaceflight with our new Delta SpaceShips is planned for summer 2026. This first spaceflight will carry scientific research, and we expect to begin private astronaut spaceflights in the fall of 2026. We have made tremendous progress with the fabrication of tools and parts, and assembly of the first SpaceShip begins next month in Phoenix.”
Fourth Quarter 2024 Financial Highlights
•Cash position remains strong, with cash, cash equivalents and marketable securities of $657 million as of December 31, 2024.
•Revenue of $0.4 million, compared to $2.8 million in the fourth quarter of 2023, with the decrease driven by the pause in commercial spaceflights to focus efforts on the production of the Delta Class SpaceShips.
•GAAP total operating expenses of $82 million, compared to $117 million in the fourth quarter of 2023. Non-GAAP total operating expenses of $72 million in the fourth quarter of 2024, compared to $100 million in the fourth quarter of 2023.
•Net loss of $76 million, compared to a $104 million net loss in the fourth quarter of 2023, with the improvement primarily driven by lower operating expenses.
•Adjusted EBITDA totaled $(63) million, compared to $(84) million in the fourth quarter of 2023, primarily driven by lower operating expenses.
•Net cash used in operating activities totaled $81 million, compared to $95 million in the fourth quarter of 2023.
•Cash paid for capital expenditures totaled $36 million, compared to $18 million in the fourth quarter of 2023.
•Free cash flow totaled $(117) million, compared to $(114) million in the fourth quarter of 2023.
•Generated $29 million in gross proceeds through the issuance of 4.1 million shares of common stock as part of the Company's at-the-market offering program.
Full Year 2024 Financial Highlights
•Revenue of $7 million for each of the years ended December 31, 2024 and 2023, which was primarily attributable to commercial spaceflights and memberships fees related to future astronauts.
•GAAP total operating expenses of $384 million, compared to $538 million in 2023. Non-GAAP total operating expenses of $338 million, compared to $476 million in 2023.
•Net loss of $347 million, compared to a $502 million net loss in 2023, with the improvement primarily driven by lower operating expenses.
•Adjusted EBITDA totaled $(289) million, compared to $(427) million in 2023, with the improvement primarily driven by lower operating expenses.

•Net cash used in operating activities totaled $353 million, compared to $448 million in 2023.
•Cash paid for capital expenditures totaled $122 million, compared to $44 million in 2023.
•Free cash flow totaled $(475) million, compared to $(493) million in 2023.
•Generated $138 million in gross proceeds through the issuance of 12.9 million shares of common stock as part of the Company's at-the-market offering programs.
Business Updates
•Production schedule for Delta Class SpaceShips remains on track for commercial service in 2026.
•Contract executed with Redwire for the design and production of next-generation SpaceShip research payload lockers.
•SpaceShip Factory completes on-boarding of team and begins assembly of first SpaceShip in March 2025.
•Work advances on feasibility study with Italy's civil aviation authority for potential second spaceport.

Financial Guidance
The following forward-looking statements reflect our expectations for the first quarter of 2025 as of February 26, 2025 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Free cash flow for the first quarter of 2025 is expected to be in the range of $(115) million to $(125) million.

Non-GAAP Financial Measures
In addition to the Company's results prepared in accordance with generally accepted accounting principles in the United States (GAAP), the Company is also providing certain non-GAAP financial measures. A discussion regarding the use of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP information is presented later in this press release.

Conference Call Information
Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 800-715-9871 or +1 646-307-1963 and enter the conference ID number 9301433. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings
Virgin Galactic is an aerospace and space travel company, pioneering human-first spaceflight for private individuals and researchers with its advanced air and space vehicles. Scale and profitability are driven by next-generation vehicles capable of bringing humans to space at an unprecedented frequency with an industry-leading cost structure. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our spaceflight systems, development, production and design of our Delta Class spaceships and proposed timeline for assembly and commercial service using such spaceships, our plans to advance design work on our next-generation SpaceShip launch vehicle, the acceleration of our next phase of growth, our plans to begin major parts delivery and assembly at our Phoenix-Mesa spaceship factory, our plans to work with Italy's civil aviation authority in connection with a potential second spaceport, and our objectives for future operations, growth plans and the Company’s financial forecasts, including first quarter 2025 expected free cash flow, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to any delay in future commercial flights of our spaceflight fleet, our ability to successfully develop and test our next generation vehicles, and the time and costs associated with doing so, our expected capital requirements and the availability of additional financing, and the other factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Fourth Quarter 2024 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023

Revenue	$429	$2,809	$7,036	$6,800

Operating expenses:
Spaceline operations	20,271	24,338	90,024	50,538
Research and development	28,237	53,848	152,678	295,140
Selling, general and administrative	29,703	30,844	125,496	174,864
Depreciation and amortization	4,171	3,646	15,467	13,369
Special charges	—	4,398	—	4,398
Total operating expenses	82,382	117,074	383,665	538,309

Operating loss	(81,953)	(114,265)	(376,629)	(531,509)

Interest income	8,573	13,644	42,352	42,234
Interest expense	(3,237)	(3,224)	(12,927)	(12,872)
Other income, net	59	99	538	263
Loss before income taxes	(76,558)	(103,746)	(346,666)	(501,884)
Income tax expense (benefit)	(145)	238	74	453
Net loss	(76,413)	(103,984)	(346,740)	(502,337)
Other comprehensive income (loss):
Foreign currency translation adjustment	(25)	72	—	81
Unrealized gain (loss) on marketable securities	(939)	1,608	(93)	7,616
Total comprehensive loss	$(77,377)	$(102,304)	$(346,833)	$(494,640)

Net loss per share:
Basic and diluted	$(2.53)	$(5.20)	$(13.89)	$(29.79)

Weighted-average shares outstanding:
Basic and diluted	30,254	19,988	24,955	16,863

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(In thousands)

	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$178,605	$216,799
Restricted cash	32,280	36,793
Marketable securities, short-term	384,621	657,238
Other current assets	32,430	39,999
Total current assets	627,936	950,829
Marketable securities, long-term	61,280	71,596
Property, plant and equipment, net	209,114	93,806
Other non-current assets	62,895	63,286
Total assets	$961,225	$1,179,517
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,696	$32,415
Customer deposits	84,493	97,841
Other current liabilities	61,821	55,404
Total current liabilities	150,010	185,660
Non-current liabilities:
Convertible senior notes, net	420,120	417,886
Other long-term liabilities	68,815	70,495
Total liabilities	638,945	674,041
Stockholders' Equity
Common stock	3	2
Additional paid-in capital	2,794,871	2,631,235
Accumulated deficit	(2,472,872)	(2,126,132)
Accumulated other comprehensive income	278	371
Total stockholders' equity	322,280	505,476
Total liabilities and stockholders' equity	$961,225	$1,179,517

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Cash flows from operating activities:
Net loss	$(76,413)	$(103,984)	$(346,740)	$(502,337)
Stock-based compensation	5,712	8,660	29,752	44,258
Depreciation and amortization	4,171	3,646	15,467	13,369
Amortization of debt issuance costs	565	548	2,234	2,166
Accretion of marketable securities purchased at a discount	(2,673)	(7,077)	(16,635)	(15,085)
Other non-cash items	827	1	1,457	1,509
Change in operating assets and liabilities:
Other current and non-current assets	(3,058)	2,262	10,566	16,555
Accounts payable	(3,839)	(394)	(29,203)	8,625
Customer deposits	(1,647)	(82)	(13,348)	(4,806)
Other current and non-current liabilities	(4,680)	1,111	(6,253)	(12,447)
Net cash used in operating activities	(81,035)	(95,309)	(352,703)	(448,193)
Cash flows from investing activities:
Capital expenditures	(35,709)	(18,368)	(121,855)	(44,309)
Purchases of marketable securities	(16,073)	(136,886)	(543,434)	(1,009,836)
Proceeds from maturities and calls of marketable securities	110,982	235,526	840,335	937,872
Other investing activities	12	—	610	—
Net cash provided by (used in) investing activities	59,212	80,272	175,656	(116,273)
Cash flows from financing activities:
Payments of finance lease obligations	(44)	(60)	(193)	(235)
Proceeds from issuance of common stock	29,098	—	137,796	484,145
Withholding taxes paid on behalf of employees on net settled stock-based awards	(54)	(239)	(1,207)	(3,240)
Transaction costs related to issuance of common stock	(1,008)	(133)	(2,054)	(5,239)
Other financing activities	—	—	(2)	—
Net cash provided by (used in) financing activities	27,992	(432)	134,340	475,431
Net increase (decrease) in cash, cash equivalents and restricted cash	6,169	(15,469)	(42,707)	(89,035)
Cash, cash equivalents and restricted cash at beginning of period	204,716	269,061	253,592	342,627
Cash, cash equivalents and restricted cash at end of period	$210,885	$253,592	$210,885	$253,592

Cash and cash equivalents	$178,605	$216,799	$178,605	$216,799
Restricted cash	32,280	36,793	32,280	36,793
Cash, cash equivalents and restricted cash	$210,885	$253,592	$210,885	$253,592

USE OF NON-GAAP FINANCIAL MEASURES

This press release references certain financial measures that are not prepared in accordance with GAAP, including non-GAAP total operating expenses, Adjusted EBITDA and free cash flow. The Company defines non-GAAP total operating expenses as total operating expenses other than stock-based compensation, depreciation and amortization and certain other items the Company believes are not indicative of its core operating performance. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines free cash flow as net cash provided by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended December 31, 2024 and 2023 and years ended December 31, 2024 and 2023, respectively, is set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Total operating expenses	$82,382	$117,074	$383,665	$538,309
Stock-based compensation	5,712	8,660	29,752	44,258
Depreciation and amortization	4,171	3,646	15,467	13,369
Special charges(1)	—	4,398	—	4,398
Non-GAAP total operating expenses	$72,499	$100,370	$338,446	$476,284
(1) Special charges includes severance and related benefit costs in connection with the Company's workforce reduction.

A reconciliation of net loss to Adjusted EBITDA for the three months ended December 31, 2024 and 2023 and years ended December 31, 2024 and 2023, respectively, is set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net loss	$(76,413)	$(103,984)	$(346,740)	$(502,337)
Interest expense	3,237	3,224	12,927	12,872
Income tax expense (benefit)	(145)	238	74	453
Depreciation and amortization	4,171	3,646	15,467	13,369
Stock-based compensation	5,712	8,660	29,752	44,258
Special charges(1)	—	4,398	—	4,398
Adjusted EBITDA	$(63,438)	$(83,818)	$(288,520)	$(426,987)
(1) Special charges includes severance and related benefit costs in connection with the Company's workforce reduction.
The following table reconciles net cash used in operating activities to free cash flow for the three months ended December 31, 2024 and 2023 and years ended December 31, 2024 and 2023, respectively (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net cash used in operating activities	$(81,035)	$(95,309)	$(352,703)	$(448,193)
Capital expenditures	(35,709)	(18,368)	(121,855)	(44,309)
Free cash flow	$(116,744)	$(113,677)	$(474,558)	$(492,502)
The Company has not provided a reconciliation of forward-looking free cash flow to the most directly comparable GAAP financial measures because such a reconciliation is not available without unreasonable efforts, due to the variability of these items and the fact that there is substantial uncertainty associated with predicting any future adjustments that we may make to our GAAP financial measures in calculating our non-GAAP financial measures.
_______________
For media inquiries:
Aleanna Crane - Vice President, Communications
news@virgingalactic.com
575.800.4422

For investor inquiries:

Eric Cerny - Vice President, Investor Relations
vg-ir@virgingalactic.com
949.774.7637